SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Community First, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMUNITY FIRST, INC.
501 South James M. Campbell Boulevard
Columbia, Tennessee 38401

April 8, 2005

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Community First, Inc. scheduled for April 26, 2005, at 4:00 p.m., in the new operation center of Community First Bank & Trust located in Columbia, Tennessee at 501 South James M. Campbell Boulevard.

     Details regarding the business to be conducted are described in detail in the attached Notice of Shareholders Meeting and Proxy Statement.

     Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. We ask that you please sign, date and return the enclosed proxy card at your earliest convenience.

     I hope that you will be able to attend the Shareholders Meeting on April 26, 2005.

Sincerely,

Eslick E. Daniel, M.D.
Chairman of the Board

Enclosures

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
PROPOSAL 1: ELECTION OF DIRECTORS
Summary Compensation Table
Options Grants in 2004
Aggregated Option Exercises in Last Fiscal Year and Option Values at December 31, 2004
PROPOSAL 2: AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER
PROPOSAL 3: ADOPTION OF THE COMMUNITY FIRST, INC. 2005 STOCK INCENTIVE PLAN
SHAREHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT AND ADDITIONAL INFORMATION

COMMUNITY FIRST, INC.
501 South James M. Campbell Boulevard
Columbia, Tennessee 38401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 26, 2005

     Notice is hereby given that the Annual Meeting of Shareholders (the “Shareholders Meeting”) of Community First, Inc., a Tennessee corporation and a bank holding company (the “Company”), will be held at the new operation center of Community First Bank & Trust, the Company’s wholly-owned subsidiary, located at 501 South James M. Campbell Boulevard, on April 26, 2005, beginning at 4:00 p.m. local time, for the following purposes:

1.	Elect Directors. To elect ten (10) individuals to the Board of Directors as Class I, II or III directors, each to serve for a one (1), two (2) or three (3) year term and until his successor is duly elected and qualified;

2.	Charter Amendment. To consider and approve an amendment and restatement of the Company’s charter to, among other things, increase the authorized number of shares of common stock from 1,500,000 to 5,000,000 shares, change the par value of the Company’s common stock to no par value per share and create a staggered Board of Directors;

3.	2005 Stock Incentive Plan. To consider and approve the Company’s 2005 Stock Incentive Plan; and

4.	Other Business. To transact such other business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

     Information regarding the matters to be acted upon at the Shareholders Meeting is contained in the Proxy Statement attached to this Notice.

     Only shareholders of record at the close of business on March 15, 2005 are entitled to notice of, and to vote at, the Shareholders Meeting or any adjournment(s) thereof.

     All shareholders, whether or not they expect to attend the Shareholders Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Shareholders Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Columbia, Tennessee	Marc R. Lively
April 8, 2005	President and Chief Executive Officer

YOU ARE ENCOURAGED TO ATTEND THE SHAREHOLDERS MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE SHAREHOLDERS MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
COMMUNITY FIRST, INC.
TO BE HELD ON
APRIL 26, 2005

INTRODUCTION

Solicitation of Proxies

     This Proxy Statement is being furnished to the shareholders of Community First, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the common stock of the Company (“Common Stock”) for use at the Annual Meeting of Shareholders of the Company to be held at the new operation center of Community First Bank & Trust (the “Bank”), 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, at 4:00 p.m. local time on Tuesday, April 26, 2005, and at any adjournment or postponement thereof (the “Shareholders Meeting”).

     The Shareholders Meeting is being held to (a) elect ten (10) directors of the Company; (b) approve an amendment and restatement of the Company’s charter of incorporation (the “Charter”) to, among other things, increase the authorized number of shares of Common Stock from 1,500,000 to 5,000,000, change the par value of the Company’s Common Stock to no par value per share and create a staggered Board of Directors; (c) approve the 2005 Stock Incentive Plan; and (d) transact such other business as may properly come before the Shareholders Meeting and any adjournment or postponement thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Shareholders Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 8, 2005, and it and the accompanying notice and form of proxy are first being mailed to the Shareholders of the Company on or about April 8, 2005. All costs incurred in connection with preparing, printing, assembling and mailing this Proxy Statement and any accompanying materials used in the solicitation of proxies will be paid by the Company.

Record Date and Revocability of Proxies

     The Company’s Board of Directors has fixed the close of business on March 15, 2005 as the record date for the determination of shareholders entitled to vote at the Shareholders Meeting. As of such date, the Company had 1,500,000 shares of Common Stock authorized of which 1,432,924 shares were issued and outstanding. Accordingly, only holders of shares of Common Stock at the close of business on such date will be entitled to vote at the Shareholders Meeting. Holders of the Common Stock are entitled to one vote on each matter considered and voted upon at the Shareholders Meeting for each share of Common Stock held of record at the close of business on March 15, 2005.

     Any Shareholder who has given a proxy may revoke it at any time prior to its exercise at the Shareholders Meeting by (a) giving written notice to the Secretary of the Company; (b) properly submitting to the Secretary of the Company a duly executed proxy bearing a later date; or (c) appearing in person at the Shareholders Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401 Attention: Marc R. Lively, President and Chief Executive Officer.

Quorum and Shareholder Vote Required

     A quorum will be present at the meeting if at least 716,463 shares of Common Stock are represented in person or by valid proxy at the Meeting, which is a majority of the Company’s outstanding shares of Common Stock as of the record date. According to Tennessee law and the Company’s Charter and Bylaws, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Meeting, whether those shareholders vote “for”, “against” or “abstain” from voting, and broker non-votes will be counted for purposes of determining whether a quorum is present.

     Vote Required for Election of Directors. The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Shareholders Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

     Vote Required for Other Matters. The amendment and restatement to the Company’s Charter will be approved if the majority of the votes entitled to be cast on the amendment approve the amendment. The adoption of the Company’s 2005 Stock Incentive Plan and any matter other than that enumerated above that properly comes before the Shareholders Meeting will be approved if the number of shares of Common Stock voted in favor of the proposal exceeds the number of shares of Common Stock voted against it, except where a different vote is required by express provision of law. A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted on that proposal, although it will be counted in determining whether there is a quorum. Therefore, abstaining from voting on the amendment and restatement to the Company’s Charter will have the effect of a vote against the amendment and restatement but, so long as a quorum is present, abstaining from voting on the approval of the Company’s 2005 Stock Incentive Plan and any other proposal that properly comes before the Shareholders Meeting will have no effect on whether the proposal is approved.

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Voting Securities and Principal Holders Thereof

     Set forth below is information, as of March 15, 2005, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director and nominee, (c) the chief executive officer and the other executive officers, if any, identified in the Summary Compensation Table and (d) all directors and executive officers of the Company as a group:

		Amount and Nature
Name and Address of		of Beneficial		Percent of Outstanding
Beneficial Owner	Description	Ownership(1)		Common Stock
Eslick E. Daniel, MD	Director, Chairman of	103,642	(2)	7.22%
501 S. James M. Campbell Blvd.	the Board of Directors
Columbia, TN 38401

Marc R. Lively	Director, President and	74,242	(3)	5.06%
501 S. James M. Campbell Blvd.	Chief Executive Officer
Columbia, TN 38401	of the Company and the Bank

Vasant Gopal Hari	Director	2,500		*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Roger Witherow	Director	9,637	(4)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Fred C. White	Director	37,900		2.64%
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Dinah C. Vire	Director	12,400	(5)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

		Amount and Nature
Name and Address of		of Beneficial		Percent of Outstanding
Beneficial Owner	Description	Ownership(1)		Common Stock
Bernard Childress	Director	5,400	(6)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Dianne Scroggins	Chief Financial	4,267	(7)	*
501 S. James M. Campbell Blvd.	Officer of the Company
Columbia, TN 38401	and the Bank

Randy Maxwell	Director	9,100	(8)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

H. Allen Pressnell, Jr.	Director	15,380	(9)	1.07%
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Stephen F. Walker	Director	8,400	(10)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

All executive officers and		282,868		18.96%
directors as a group (14 persons)

*	Indicates less than 1%.

(1)	For the purpose of computing the amount of shares owned by each beneficial owner, shares subject to stock options presently exercisable or which will be exercisable within sixty (60) days of March 15, 2005 held by such beneficial owner are deemed to be outstanding. Such shares are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2)	Includes 10,000 shares of Common Stock owned by Dr. Daniel’s wife, 46,000 shares held by the Daniel General Partnership, 20,000 shares held by various trusts in which the director serves as trustee, and options to purchase 3,400 shares of Common Stock.

(3)	Includes 2,200 shares of Common Stock owned jointly with Mr. Lively’s wife, 100 shares owned by Mr. Lively’s daughter and held by Mr. Lively’s wife as custodian, and options to purchase 35,174 shares of Common Stock.

(4)	Includes 3,780 shares of Common Stock held in an IRA owned by Mr. Witherow’s wife.

(5)	Includes options to purchase 3,400 shares of Common Stock.

(6)	Includes options to purchase 3,400 shares of Common Stock.

(7)	Includes options to purchase 3,767 shares of Common Stock.

(8)	Includes 500 shares of Common Stock owned by Mr. Maxwell’s children and options to purchase 3,400 shares of Common Stock.

(9)	Includes 1,000 shares of Common Stock owned jointly with Mr. Pressnell’s wife, and options to purchase 3,400 shares of Common Stock.

(10)	Includes 3,400 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under federal securities laws, the Company’s directors, executive officers and greater-than-10% shareholders are required to file reports of initial ownership and reports of changes in amounts of Common Stock. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year other than with respect to Mike Saporito. Mr. Saporito failed to file a Form 3 within 10 days after being deemed an executive officer of the Company.

Action to be Taken Under the Proxy

     Proxies in the accompanying form that are properly executed and returned will be voted at the Shareholders Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted (a) “FOR” the election of the ten (10) persons specified as nominees for directors of the Company, each of whom will serve for a one, two or three year term as discussed below and until his successor is elected and qualified; (b) “FOR” an amendment and restatement of the Charter to, among other things, increase the authorized number of shares of Common Stock from 1,500,000 to 5,000,000, change the par value of the Company’s Common Stock to no par value per share and create a staggered Board of Directors; (c) “FOR” the approval of the Community First, Inc. 2005 Stock Incentive Plan; and (d) in the best judgment of the persons named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Shareholders Meeting or any adjournment(s) thereof.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one, two or three years (as set forth below) and until their successors are duly elected and qualified. This Proposal 1 assumes that Proposal 2 below will be adopted at the Shareholders Meeting. If adopted, Proposal 2, among other things, will create a staggered Board of Directors. If Proposal 2 is not adopted, each of the nominees below will be appointed to the same class for a one-year term. We expect each of the nominees to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     Information regarding each of the nominees for director is set forth below. Directors’ ages are given as of the date of this Proxy Statement. The Board of Directors recommends that shareholders vote FOR each of the ten (10) director nominees set forth below.

Name	Age	Principal Occupation
Class I — Directors Whose Terms of Office Will Expire in 2006 (One Year Term):

Randy Maxwell	48	Mr. Maxwell is Assistant Vice President for Investments of Tennessee Farmers Mutual Insurance Company. He was first elected to the Board in 1999.

H. Allen Pressnell, Jr.	59	Mr. Pressnell is President and owner of Columbia Rock Products and the Chief Executive Officer and owner of Industrial Contractors Inc. He was first elected to the Board in 1999.

Dinah C. Vire	53	Ms. Vire manages a physician’s office. Ms. Vire was first elected to the Board in 1999.

Name	Age	Principal Occupation
Class II – Directors Whose Terms of Office Will Expire in 2007 (Two Year Term):

Fred C. White	63	Mr. White is currently a local businessman. He was formerly the co-owner of Smelter Service Corporation. He was first elected to the Board in 2000.

Roger Witherow	56	Mr. Witherow is President of Roger Witherow & Associates, Inc., a firm specializing in executive and employee fringe benefits. Mr. Witherow is a registered representative and sells securities through Thoroughbred Financial Services LLC. He was first elected to the Board in 2000.

Bernard Childress	49	Mr. Childress is a former educator. He is currently the Assistant Executive Director of the Tennessee Secondary School Athletic Association and is active in community activities through Leadership Maury County, the YMCA, the Rotary Club and the Maury Regional Hospital Advisory Board. He was first elected to the Board in 1999.

Stephen Walker	35	Mr. Walker is the Commercial Property Manager for Walker Family Limited Partnership and is active in the Columbia Main Street Corporation. He was first elected to the Board in 1999.

Name	Age	Principal Occupation
Class III – Nominees for Directors Whose Terms of Office Will Expire in 2008 (Three Year Term):

Marc R. Lively	41	Mr. Lively is the President and Chief Executive Officer of the Company and the Bank. Prior to joining the Bank in 1999, Mr. Lively managed the Tennessee Corporate Banking Group of TransFinancial Bank in Nashville, Tennessee. He was first elected to the Board in 1999.

Eslick E. Daniel, M.D.	63	Mr. Daniel is Chairman of the Board of Directors. He is an orthopedic surgeon and president and founder of Mid-Tennessee Bone and Joint Clinic, P.C. He was first elected to the Board in 1999.

Vasant Hari	56	Mr. Hari is an investor in the hospitality industry. Mr. Hari also serves as director of Community First Title, Inc. He was first elected to the Board in 2000.

     The Company’s Board of Directors has established procedures for the Company’s shareholders to communicate with members of the Board of Directors. Shareholders can communicate with any of the Company’s directors, including the chairperson of any of the committees of the Board of Directors, by writing to a director c/o Community First, Inc. 501 South James M. Campbell Blvd., Columbia, Tennessee 38401. All such communications will be forwarded directly to such director.

     The Company’s Board of Directors has adopted a policy stating that directors are strongly encouraged to attend the annual meeting of shareholders each year. In order to encourage director attendance at the annual meeting of shareholders, a meeting of the Board of Directors is held immediately following the annual meeting of shareholders each year. All directors attended the 2004 Annual Meeting of Shareholders.

Executive Compensation and Other Information

     The following table sets forth information for the past three fiscal years concerning compensation paid or accrued by the Company to or on behalf of the Company’s chief executive officer, the only executive officer of the Company whose total annual compensation in 2004 exceeded $100,000:

Summary Compensation Table

		Annual		Long Term
		Compensation		Compensation
				Securities
Name and Principal	Fiscal			Underlying	All Other
Position	Year	Salary	Bonus	Options Awarded	Compensation
Marc R. Lively	2004	$155,000	$12,600	19,290	$33,306	(1)
President and Chief	2003	125,000	16,900	0	31,378	(1)
Executive Officer	2002	111,568	12,000	0	20,471	(1)

(1)	For fiscal year ended December 31, 2004, this represents $4,052 for the payment of monthly country club fees, a 401(k) contribution in the amount of $5,669, deferred compensation (fair market value) in the amount of $13,050, a car allowance of $1,786, and $8,750 in directors’ compensation fees. For fiscal year ended December 31, 2003, this represents $3,661 for the payment of monthly country club fees, a 401(k) contribution in the amount of $5,047, deferred compensation (fair market value) in the amount of $15,625, a car allowance of $1,645, and $5,400 in directors’ compensation fees. For fiscal year ended December 31, 2002, this represents $3,382 for the payment of monthly country club fees, a 401(k) contribution in the amount of $3,331, deferred compensation (fair market value) in the amount of $9,971, a car allowance of $787, and $3,000 in directors’ compensation fees.

Options Grants in 2004

The following table sets forth the options to purchase shares of Common Stock granted to Marc R. Lively with respect to the fiscal year ended December 31, 2004.

	Number of	Percent of Total
	Securities	Options/SARs
	Underlying	Granted to
	Options/SARs	Employees in
Name	Granted	Fiscal Year	Exercise Price	Expiration Date
Marc R. Lively	19,290	35.2%	$25.00	January 1, 2010

Aggregated Option Exercises in Last Fiscal Year
and Option Values at December 31, 2004

				Number of	Value of
				Unexercised	Unexercised
				Options at	In-the-Money
	Number of			December 31, 2004	Options at
	Shares Acquired	Value		Exercisable/	December 31, 2004
Name	on Exercise	Realized		Unexercisable	Exercisable/Unexercisable(1)
Marc R. Lively	35,168	$527,520	(2)	35,174/0	$484,478/0

(1)	At December 31, 2004, the closing price for Common Stock was $32.00. Value is calculated on the basis of the difference between the option exercise price and $32.00 multiplied by the number of shares of Common Stock underlying the option.

(2)	Value is calculated on the basis of the difference between the option exercise price and the fair market value on the date of exercise multiplied by the number of shares of Common Stock acquired.

Deferred Compensation Plan

     On February 14, 2001, the Board of Directors approved the adoption of a Deferred Compensation Master Plan Agreement (the “Compensation Plan”) by the Company. The Compensation Plan provides additional retirement benefits for a select group of management. To be eligible for the Compensation Plan, an employee must be designated, in writing, as a participant by the Board of Directors. Once an employee becomes a participant, he or she remains a participant until his or her termination of employment with the Company and, thereafter, until all benefits to which he or she (or his or her beneficiary) is entitled under the Compensation Plan have been paid, unless otherwise provided under the Compensation Plan.

     The Compensation Plan provides that the Company will make contributions to a participant’s retirement account at the written direction of the Board of Directors in amounts determined at the sole discretion of the Board of Directors.

     Marc R. Lively is an eligible participant in the Compensation Plan. The Board of Directors determined that the Company will make a contribution to Mr. Lively’s retirement account of 9% of his monthly base salary.

     The retirement benefits under the Compensation Plan will vest according to the following schedule:

Completed Years of Service	Vested Percentage

0-10 11 or more	0% 100%

     Upon retirement at age 65 (or as otherwise permitted under the Compensation Plan), a participant in the Compensation Plan receives an annual benefit. The annual benefit will amount to the sum of all amounts deferred, including any contributions made by the Company, any interest credited to the participant or his or her beneficiaries and investment earning or losses credited pursuant to the agreement, minus any distributions to such participant or his or her beneficiaries. The Compensation Plan will be amended before December 31, 2005 to eliminate the Plan Administrator’s discretion to determine the amount and to reflect any other changes required by Internal Revenue Code Section 409A.

     The Compensation Plan also entitles participants to disability, death, and termination benefits.

Agreements with Executives

     The Company entered into an employment agreement with Mr. Lively on September 20, 2004. The employment agreement will expire on September 20, 2006, but will automatically renew for additional twenty-four month terms unless notice of renewal is delivered at least 180 days prior to a renewal date. Pursuant to the terms of the employment agreement, Mr. Lively is paid a minimum annual salary of $170,000 and is entitled to receive benefits under the Company’s employee benefit plans and stock option plans. In addition, if the Company issues Common Stock in a public or private offering during the term of the agreement, other than pursuant to an employee benefit plan or stock option plan or pursuant to a merger or acquisition, the Company must grant to Mr. Lively additional options equal to 3% of the number of shares issued in the offering. Such options will have an exercise price as determined by the Board of Directors at the time of their issue, but in no event shall be less than the fair market value of the Common Stock.

     This employment agreement also includes change in control provisions. The change in control terms are intended to encourage Mr. Lively to remain in the Company’s employ by providing him with greater security and imposing various restrictions on competitive employment should he leave the Company’s employment. If the change in control provisions become operative, and if the employment with the Company of Mr. Lively is terminated, he will be entitled to receive a severance pay or liquidated damages, or both, equal to an amount that is 2.5 times the executive’s base amount then currently in effect. He will also be entitled to receive continued benefits, retirement contributions that would have been made under the remaining term of the agreement and benefits due under or contributed to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Company on his behalf.

     A change in control of the Company will be deemed to occur if (a) there occurs an acquisition in one or more transactions of at least 15% but less than 25% of Common Stock by any person, or by two or more persons acting as a group (excluding officers and directors of the Company), and the adoption by the Board of Directors of a resolution declaring that a change in control of the Company has occurred; (b) there occurs a merger, consolidation, reorganization, re-capitalization or similar transaction involving the securities of the Company upon the consummation of which more than 50% in voting power of the voting securities of the surviving corporation(s) is held by persons other than former shareholders of the Company; or (c) 25% or more of the directors elected by shareholders of the Company to the Board of Directors are persons who were not listed as nominees in the Company’s then most recent proxy statement.

     The employment agreement also entitles Mr. Lively to benefits if he is terminated as a result of a disability, retirement or death. Upon Mr. Lively’s termination for disability, the Company will pay him as disability pay a bi-weekly payment equal to two-thirds (2/3) of his bi-weekly rate of base salary on the effective date of such termination. The Company will also continue to provide life, medical, dental and disability coverage to Mr. Lively. These payments shall commence on the effective date of his termination and will end on the earlier of (a) the date he returns to the full-time employment of the Company in the same capacity as he was employed prior to his termination or disability and pursuant to an employment agreement between him and the Company; (b) his full-time employment by another employer; (c) his attaining the normal expected retirement age or age 65 if he so elects or (d) his death. Upon termination of Mr. Lively at retirement, which is at age 65 or in accordance with any retirement management established with his consent, he will be entitled to all benefits under any retirement plan of the Company. See “Deferred Compensation Plan.” Upon termination at death, his beneficiaries will be entitled to the executive’s benefits.

     Mr. Lively is not entitled to any benefits if he is terminated for cause.

Director Nomination Procedure

     The Company seeks to attract and retain highly qualified directors who are willing to commit the time and effort necessary to fulfill their duties and responsibilities as a director of the Company. The Board of Directors desires to maintain flexibility in choosing appropriate board candidates, and therefore has not adopted specific, minimum qualifications that must be met by a recommended nominee for a position on the Company’s Board of Directors. Board candidates are generally considered based on various criteria, including their business and professional skills and experiences, business and social perspective, personal integrity and judgment and other factors the Board of Directors may deem relevant under the circumstances.

     Once the Board of Directors makes the preliminary determination that there is a need for additional Board members to fill vacancies or expand the size of the Board, the independent directors will begin searching for a prospective nominee. After a prospective nominee is identified, the independent directors as a whole make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the independent directors with the recommendation of the prospective candidate, as well as each director’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. If the independent directors determine, in consultation with the other Board members as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the independent directors.

     Director nominees are selected by a majority vote of the independent directors, which includes all of the directors except Mr. Lively, all of whom participate in the consideration of director nominees and each of whom is independent under the listing standards of the National Association of Securities Dealers, Inc. (“NASD”). Given the size and composition of the Company’s Board of Directors, the Company does not have a separate nominating committee or a nominating committee charter.

     The Board of Directors does not have a specific policy with regard to the consideration of director nominees submitted by a shareholder. The Board of Directors will evaluate nominees for directors submitted by a shareholder on the same basis as other nominees and does not believe a specific policy is appropriate or necessary given the size and composition of the Company’s Board and the infrequency with which director nominees have been submitted in the past. Nominations to the Board may be submitted by shareholders of the Company for consideration by the Board of Directors by sending such nomination to: Marc R. Lively, Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

Director Compensation

     All directors, including directors who are employees of the Company, receive $450.00 as compensation for each board meeting attended. The members of the Executive Committee receive an annual retainer of $2,000. In addition, each outside director receives $200.00 per committee meeting attended.

Certain Relationships and Related Transactions

     Except as set forth below, there were no related party transactions during 2004, and there are no existing or proposed direct or indirect material transactions between the Company and any of their officers, directors, or any affiliate of the foregoing, except in the ordinary course of the Company’s business.

     The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such officers of directors have a controlling interest, on substantially the same terms (including price or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such banking transactions have not involved more than the normal risk of collection or present other unfavorable features. As of December 31, 2004, the aggregate amount of loans outstanding to directors, executive officers and related parties was approximately $3,674,000.

     In addition, two entities affiliated with Roger Witherow provide services to the Company in various capacities such as insurance broker and benefits advisor. In these capacities, these entities received combined commission payments in an aggregate amount less than $20,000 during fiscal year 2004 from various third parties related to the Company’s insurance policies and benefit plans. The Company’s Board of Directors believes that the insurance policies obtained and the commissions paid to these entities are market competitive.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held twelve (12) regular and two (2) special meetings during 2004. No director of the Company attended fewer than 75% of the aggregate of (a) the total number of board meetings held during 2004 and (b) the total number of committee meetings of the Board of Directors on which he or she served during 2004.

     The Board of Directors of the Company has standing Personnel, Compensation and Audit Committees.

     Personnel Committee. The Board of Directors has a standing Personnel Committee comprised of Bernard Childress, Marc R. Lively, Roger Witherow and H. Allen Pressnell, Jr.. Mr. Pressnell acts as the Chairman of the Personnel Committee. With the exception of Mr. Lively, all of the members of the Personnel Committee are independent directors as defined by the NASD’s listing standards. The Personnel Committee sets policies and oversees employee matters relating to the Company except for the executive compensation of Marc R. Lively. The committee held three meetings in 2004.

     Compensation Committee. The Board of Directors has a standing Compensation Committee currently composed of Roger Witherow, Bernard Childress, Eslick Daniel, M.D., Fred C. White and H. Allen Pressnell, Jr. Dr. Daniel acts as the Chairman of the Compensation Committee. This Committee oversees matters relating to the compensation of Marc Lively. None of the members of the Compensation Committee has at any time been an officer or employee of the Company or any of its subsidiaries. All members of the Compensation Committee are independent directors as defined by the NASD’s listing standards. The committee held one meeting in 2004.

     Audit Committee. The Audit Committee of the Company’s Board of Directors is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is currently composed of Fred C. White, Randy Maxwell and Dinah C. Vire, each of whom is independent under the NASD’s listing standards and the rules and regulations of the Securities and Exchange Commission (the “SEC”). Mr. White serves as the Chairman for the Audit Committee. The Board of Directors has determined that Mr. White is an “audit committee financial expert” as defined in applicable SEC rules. The committee held eight meetings in 2004.

     The Audit Committee assists the Board in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. The Audit Committee has a written charter, which is attached hereto as Appendix A. Prior to the release of quarterly reports in fiscal year 2004, the Audit Committee or a member of the Audit Committee also reviewed and discussed the interim financial information contained therein with Crowe Chizek and Company, the Company’s independent auditors (“Crowe Chizek”).

Audit Committee Report

     The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-KSB:

Auditor Independence

     The Audit Committee received from Crowe Chizek written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors’ independence, and discussed this information with Crowe Chizek. The Audit Committee specifically considered the provision of information technology services or other non-audit services by Crowe Chizek and concluded that the nature and scope of such services provided to the Company did not compromise Crowe Chizek’s independence. The Audit Committee also reviewed and discussed with management and with Crowe Chizek the quality and adequacy of the Company’s internal controls. The Audit Committee also reviewed with Crowe Chizek and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with Crowe Chizek also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.

Review of Audited Financial Statements

     The Audit Committee has reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004 and has discussed the audited financial statements with management and with Crowe Chizek. Based on all of the foregoing reviews and discussions with management and Crowe Chizek, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 to be filed with the SEC.

Randy Maxwell
Dinah C. Vire
Fred C. White

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Relationship with Independent Auditors

     The Audit Committee has selected Crowe Chizek as the Company’s independent, outside auditing firm for 2005. Crowe Chizek is a full-service firm of certified public accountants with expertise in bank holding company auditing. The firm is located in Brentwood, Tennessee.

     The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent accountant to the Company. The policy requires that all services Crowe Chizek may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Crowe Chizek during fiscal 2004 prior to Crowe Chizek performing such services.

     It is anticipated that a representative of Crowe Chizek will be present at the Shareholders Meeting to respond to appropriate questions. Such representative will have an opportunity to make a statement at the Shareholders Meeting if the representative desires.

Audit and Non-Audit Fees

     During the years ended December 31, 2004 and December 31, 2003, the Company was billed the aggregate fees set forth below by Crowe Chizek:

	2004	2003
Audit Fees (1)	$65,318	$58,631
Audit-Related Fees (2)	16,278	16,461
Tax Fees (3)	19,520	8,060
All Other Fees (4)	19,971	24,421

Total Fees	$121,087	$107,573

1.	Audit Fees include fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-KSB and quarterly reports on Form 10-QSB.

2.	Audit-Related Fees include fees related to an audit conducted by the FHLB and fees related to the registration statements of the Company filed with the SEC.

3.	Tax Fees include fees related to tax return preparations and other tax related assistance, planning and advice.

4.	All other fees include fees for loan review and other accounting assistance.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER

     The Board of Directors is seeking shareholder approval to amend and restate the Company’s Charter, substantially in the form of Appendix B hereto (the “Amended and Restated Charter”), to, among other things, increase the authorized number of shares of Common Stock from 1,500,000 to 5,000,000, change the par value of the Company’s Common Stock to no par value per share and create a staggered Board of Directors.

Increase in Authorized Shares of Common Stock

Current Capital Structure

     As of March 15, 2005, the Company had 1,432,924 shares of Common Stock issued and outstanding. Additionally, 96,655 shares of Common Stock were reserved for issuance pursuant to the Company’s Stock Option Plan. The Company is currently authorized to issue 1,500,000 shares of Common Stock, $10.00 par value per share.

     The Board of Directors has determined that it is in the best interests of the Company and its shareholders to approve an amendment to the Charter to increase the number of authorized shares of Common Stock from 1,500,000 to 5,000,000 shares.

Purpose of the Proposal

     The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available to provide the Company with flexibility in the future to enable the Company to issue shares for general corporate purposes in connection with, by way of example and without limitation, stock splits and stock dividends, acquisitions, possible future equity financings, possible future acquisitions and mergers or providing equity incentives to employees, including pursuant to the Company’s 2005 Stock Incentive Plan discussed below in Proposal 3. Except for potential issuances pursuant to the Company’s 2005 Stock Incentive Plan discussed below in Proposal 3, the Company has no current plans, prospects or agreements for any use of any of the additional authorized shares that would be authorized by approval of Proposal 2 (the “Additional Shares”). The Additional Shares may be issued at such times, for such purposes, and for such consideration as the Board of Directors may determine to be in the best interests of the Company and its shareholders and, except as required by applicable law, without further authority from the shareholders of the Company.

Effect of Issuance of Additional Shares

     Issuance of any of the Additional Shares may, among other things, have a dilutive effect on earnings per share, and on shareholders’ equity and voting rights, unless shareholders purchased additional shares to keep their percentage ownership the same. Issuance of Additional Shares, or the perception that Additional Shares may be issued, may also adversely affect the market price of the Common Stock. Holders of Common Stock do not have preemptive rights to subscribe for any Additional Shares, if issued by the Company. There are no conversion, redemption, sinking fund or similar provisions applicable to the Common Stock.

     In addition, the issuance of Additional Shares could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. We are not aware of any attempts on the part of a third party to effect a change of control of the Company and the amendment and restatement has been proposed for the reasons stated above and not for any possible anti-takeover effects it may have.

Change in Par Value of Common Stock

     The par value of the Common Stock is currently $10.00 per share. Under Tennessee law, a corporation is not required to assign any par value to its capital stock. Thus, a corporation may have capital stock that has no par value per share. The Board of Directors has determined that it is in the best interests of the Company and its shareholders to approve an amendment to the Charter to change the par value of the Common Stock to no par value per share.

Creation of a Staggered Board of Directors

     Under Tennessee law, a corporation may provide for staggering the terms of directors by dividing the total number of directors into three (3) groups, with each group containing one third (1/3) of the total, as near as may be. Although the Company’s Charter does not provide for a staggered board of directors, the Company’s Board of Directors has been staggered since the Company was incorporated. Accordingly, the Board of Directors has determined that it is in the best interests of the Company and its shareholders to approve an amendment to the Charter to stagger the Board of Directors into three (3) groups, with each group containing one third (1/3) of the total, as near as may be. In the event that this Proposal 2 is adopted and vacancies occur on the Board of Directors in 2005, such vacancies may be filled by the Board of Directors to serve for the remainder of the full term. In the event that this Proposal 2 is not adopted, each of the nominees for directors set forth in Proposal 1 above will be appointed to the same class for a one-year term.

The Board of Directors recommends that the shareholders vote FOR approval of Proposal 2.

PROPOSAL 3: ADOPTION OF THE COMMUNITY FIRST, INC.
2005 STOCK INCENTIVE PLAN

     The 2005 Stock Incentive Plan, substantially in the form attached hereto as Appendix C, was adopted by the Company’s Board of Directors on March 15, 2005, subject to shareholder approval. The plan is an umbrella plan integral to the Company’s compensation strategies. It has been designed to provide the flexibility and incentives required to attract highly qualified personnel and to motivate and retain key employees.

Summary of the Material Terms of the Plan

     The following is a summary of the material provisions of the 2005 Stock Incentive Plan and is qualified in its entirety by reference to Appendix C.

     Generally. Under the plan, the Compensation Committee of the Company’s Board of Directors has the authority to grant to officers, other key employees, outside directors (directors who are not the Company’s officers or employees) and consultants to the Company the following types of awards: (1) stock options; (2) restricted stock; (3) stock appreciation rights and/or (4) other stock-based awards.

     The aggregate number of shares of Common Stock that may be issued under the plan is 225,000 shares. The maximum number of shares of Common Stock for which awards may be made under the plan to any officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code is 100,000 shares during any single fiscal year.

     Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The plan will terminate on, and no award may be granted later than, the tenth anniversary of the effective date of the plan, but the exercise date of awards granted prior to such tenth anniversary may extend beyond such date.

     Stock Options. Incentive stock options and non-qualified stock options may be granted for such number of shares as the Compensation Committee may determine and may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards outside the plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee will determine. The term may not be more than ten years after the date of grant (five years in the case of incentive stock options for certain 10% shareholders). The option price for a stock option will not be less than 100% (110% in the case of incentive stock options issued to certain 10% shareholders) of the fair market value of Common Stock as of the date of grant. Incentive stock options granted under the plan may not be transferred or assigned other than by will or by the laws of descent and distribution. Non-qualified stock options may not be transferred or assigned without the prior written consent of the Compensation Committee other than (a) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (b) transfers by will or by the laws of descent and distribution.

     Restricted Stock. Restricted stock awards may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards made outside the plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Compensation Committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock. The Compensation Committee may also impose such other conditions and restrictions on the shares of restricted stock as it deems appropriate, including the attainment of specified performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock on successive future dates. During the restriction period, the employee or consultant may not sell, transfer, pledge, or assign the restricted stock, but will be entitled to vote the restricted stock and to receive, at the election of the Compensation Committee, cash or deferred dividends.

     Stock Appreciation Rights. Stock Appreciation Rights (“SARs”) may be granted on such terms as are consistent with the plan and may be exercisable at such time or times during such periods and for such number of SARs as determined by the Compensation Committee, but no SAR may be exercised more than ten years after the date of grant and may be subject to earlier termination, cancellation or expiration. Upon exercise, an optionee is entitled to an amount in cash and/or shares of Common Stock with a fair market value equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the fair market value per share of Common Stock on the date of grant, or such other price as the Compensation Committee may determine, multiplied by the number of SARs exercised. The Compensation Committee has the right to determine the form of payment at or after grant. The Compensation Committee may condition the grant, vesting or exercise of any SARs upon the attainment of specified performance goals or other factors the Compensation Committee may determine. SARs are transferable only to the extent stock options are transferable.

     Other Stock-Based Awards. The Compensation Committee also may grant other types of awards, such as performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings by share or performance of the Company’s subsidiaries. These awards may be granted alone, in addition to, or in tandem with, stock options, restricted stock, or cash awards outside of the plan. Awards will be made upon such terms and conditions as the Compensation Committee may determine.

     Effects of a Change in Control. If there is a change of control of the Company, the Compensation Committee may determine, at or after grant, that any stock appreciation rights or any stock option awarded under the plan not previously exercisable and vested shall become fully exercisable and vested and the restrictions applicable to any restricted stock and other stock-based awards, in each case to the extent not already vested under the plan, shall lapse and such shares and awards shall be deemed fully vested. For purposes of the plan, a change of control means the happening of any of the following:

•	any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 25% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or other than transactions which are approved by a majority of the Board);

•	as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transactions are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

•	during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

     Amendment and Termination. The Company’s Board of Directors may amend, alter, or discontinue the plan, provided that no amendment may be made that would impair the rights of an optionee or participant under an award made under the plan without the participant’s consent.

Certain U.S. Federal Income Tax Consequences

     The following is a brief summary of certain U.S. Federal income tax aspects of options awarded under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. The plan participants must consult their tax advisors with respect to any state, local, and foreign tax considerations or particular federal tax implications of options granted under the plan.

     Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will result in taxable income to the employee. The tax treatment of the subsequent sale of shares of Common Stock acquired upon exercise of an incentive stock option depends on whether the holding period requirement is satisfied. The holding period is met if the disposition of stock by the employee occurs (a) at least two years after the date of grant of the option; (b) at least one year after the date the employee exercises the option; and (c) while the employee remains employed by the Company or not more than three months after his or her termination of employment (or not more than one year in the case of a disabled employee). In the case of a deceased employee, the incentive stock option may be exercised by the deceased employee’s legal representative or heir provided the option was an incentive stock option in the hands of the deceased employee and the deceased employee was employed by the Company at any point during the three months prior to his or her death. However, the plan limits the right of the legal representative of any deceased employee to exercise an option to one year following death. If the holding period requirement is satisfied, the excess of the amount realized upon sale of the shares of Common Stock acquired upon the exercise of the incentive stock option over the price paid for these shares will be treated as a capital gain. If the employee disposes of the Common Stock acquired upon the exercise of the incentive stock option before the holding period requirement is met (a “disqualifying disposition”), the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary compensation income to the employee at the time of disposition, and the Company will be entitled to a corresponding compensation deduction. The balance of the gain, if any, will be a capital gain for the employee. Any capital gain recognized by the employee will be a long-term capital gain if the employee’s holding period for the shares of Common Stock at the time of disposition is more than one year; otherwise it will be short-term.

     Although the exercise of an incentive stock option will not result in taxable income to the employee, the excess of the fair market value of the Common Stock on the date of exercise over the exercise price will be included in the employee’s “alternative minimum taxable income” under the Internal Revenue Code. This inclusion might subject the employee to, or increase his or her liability for, the alternative minimum tax under Section 55 of the Internal Revenue Code.

     Non-Qualified Stock Options. There will be no federal income tax consequences to the Company or to the grantee upon the grant of non-qualified stock options under the plan. However, upon the exercise of a non-qualified stock option under the plan, the grantee will recognize ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the employee realizes ordinary income. If the shares of Common Stock so acquired are later sold or exchanged, the difference between the amount realized from such sale or exchange and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon the length of time the Common Stock has been held after such date.

     Exercise with Shares. A grantee who pays the exercise price upon exercise of an incentive stock option or non-qualified stock option, in whole or in part, by delivering shares of Common Stock already owned by him or her will realize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. Shares of Common Stock acquired upon exercise that are equal in number to the shares surrendered will have a tax basis equal to the tax basis of the shares surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of such shares will include the holding period of shares surrendered. In the case of a non-qualified stock option, the basis of additional shares received upon exercise of the non-qualified stock option will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. In the case of an incentive stock option, the tax basis of the additional shares received will be zero, and the holding period of such shares will commence on the date of the exchange. If any of the shares received upon exercise of the incentive stock option are disposed of within two years of the date of the grant of the incentive stock option or within one year after exercise, the shares with the lowest basis (i.e., zero basis) will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as previously discussed above.

     Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Internal Revenue Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes in an amount equal to only the purchase price of the forfeited shares regardless of whether she or he made a Section 83(b) election. The holding period to determine whether the participant has long-term or short-term capital gain or loss upon disposition of the shares generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of the shares on that date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year with respect to which the election is effective that such income is taxable.

     Dividends and Dividend Equivalents. Dividends paid on restricted stock prior to the lapse of the applicable restrictions generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the Company. If the participant makes a Section 83(b) election, however, the dividends will be taxable as ordinary income to the participant (and may qualify for special tax rates for qualified dividends) but will not be deductible by the Company.

     Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant’s income by reason of the exercise. If the participant receives Common Stock upon exercise of a SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under “Non-Qualified Stock Options.”

     Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

     The plan is not intended to be a “qualified plan” under Section 401(a) of the Internal Revenue Code.

Equity Compensation Plan Information

     The following table summarizes information concerning the Company’s equity compensation plans at December 31, 2004:

	(a)	(b)	(c)
Number of Securities
Remaining Available
for Future Issuance
	Number of Securities	Weighted – Average	Under Equity
	to be Issued Upon	Exercise Price of	Compensation Plan
	Exercise of	Outstanding	(Excluding Securities
	Outstanding Options,	Options, Warrants	Reflected in Column
Plan Category	Warrants and Rights	and Rights	(a))
Equity compensation plans approved by shareholders	96,655	$17.51	—
Equity compensation plans not approved by shareholders	—	—	—

Total	96,655	$17.51	—

The Board of Directors recommends that the shareholders vote FOR approval of Proposal 3.

SHAREHOLDER PROPOSALS

     A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company’s annual meeting of shareholders in 2006 and received at the Company’s executive offices no later than December 9, 2005 will be included in the Company’s proxy statement and form of proxy relating to such annual meeting.

     In addition, the Company’s Bylaws contain an advance notice provision that provides that for a shareholder proposal to be brought before and considered at the next annual meeting of shareholders, such shareholder must provide notice thereof to the Secretary of the Company no later than December 9, 2005 and the proposal and the shareholder must comply with Regulation 14A under the Securities Exchange Act of 1934. In the event that a shareholder proposal intended to be presented for action at the next annual meeting is not received prior to December 9, 2005, proxies solicited by the Board of Directors in connection with the annual meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the annual meeting.

OTHER MATTERS

     Management of the Company does not know of any matters to be brought before the Shareholders Meeting other than those described in this Proxy Statement. If any other matters properly come before the Shareholders Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT AND ADDITIONAL INFORMATION

     The Company’s 2004 Annual Report to Shareholders, including the Company’s audited balance sheet for the years ended December 31, 2004 and December 31, 2003 and the Company’s audited financial statements for the years ended December 31, 2004 and December 31, 2003, are being furnished to the shareholders with this proxy statement. You may request the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the SEC, with exhibits, by submitting such request to the Company in writing at Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, Attn: Dianne Scroggins or calling (931) 380-2265 Attn: Dianne Scroggins.

Appendix A

Audit Committee Charter

COMMUNITY FIRST, INC.
AUDIT COMMITTEE CHARTER

Purpose

     There shall be a committee of the Company’s Board of Directors (the “Board”) to be known as the Audit Committee (the “Committee”). The Committee’s purpose is to:

a. Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

b. Prepare the report required by the rules promulgated by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual report to shareholders and filed with the SEC.

Composition

     The Committee shall consist of at least three (3) members of the Board who meet the definitions of “independence” set forth by the Nasdaq Stock Market and Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Members of the Committee must not have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years; and must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

     The Board shall annually appoint the members of the Committee, determine that all such members meet the above described “independence” definitions, and determine whether the Committee has at least one member who is an “audit committee financial expert” as defined in Item 401 of Regulation S-K.

     The Board shall elect or appoint a chairperson of the Committee. The chairperson will have authority to act on behalf of the Committee between meetings.

Specific Responsibilities and Authority

     The specific responsibilities and authority of the Committee shall be as follows:

a. Appointing, compensating, retaining and overseeing the work of the Company’s independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company’s independent accountants must report directly to the Committee.

b. Establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

c. Receiving appropriate funding from the Company, as determined by the Committee, for payment of: (i) compensation to the Company’s independent accountants for work performed for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

d. Ensuring its receipt from the Company’s independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1, and actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent accountants.

e. Reporting to the Board on at least a quarterly basis.

f. Reviewing and approving all related-party transactions as required by the rules of the Nasdaq Stock Market or other applicable legal or regulatory requirement.

g. Reviewing and reassessing the adequacy of this Charter annually.

h. Establishing procedures for the preapproval of audit and non-audit services performed by the independent accountants in order to assure that such services are consistent with the SEC’s rules and do not impair auditor independence.

i. Making such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which, in its discretion, warrant consideration by the Board.

j. Engaging independent counsel and other advisers as it determines necessary or appropriate to carry out its duties.

General Comments

     While the fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent accountants, the Committee will review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of the implementation of any alternative generally accepted accounting principle (“GAAP”) methods on the financial statements; and (C) the effect of any regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company.

Meetings

     The Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each Committee member. The Company shall make available to the Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent accountants, outside counsel, and other individuals or entities (whether or not employed by the Company and including any individuals or entities performing internal audit services as independent contractors).

Delegation

     Any duties and responsibilities of the Committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the Committee or a subcommittee of the Committee.

Limitations

     The Committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements. The members of the Committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the Committee described in this charter. The review of the financial statements by the Committee is not of the same character or quality as the audit performed by the independent accountants. The oversight exercised by the Committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

Appendix B

Amended and Restated Charter

AMENDED AND RESTATED
CHARTER
OF
COMMUNITY FIRST, INC.

     Pursuant to the provisions of Section 48-20-107 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following amended and restated charter (the “Charter”):

     1. The name of the Corporation is COMMUNITY FIRST, INC. (the “Corporation”).

     2. The address of the registered office of the Corporation is 501 South James M. Campbell Boulevard, Columbia, Maury County, Tennessee 38402, and the registered agent at that address is Marc R. Lively.

     3. The address of the Corporation’s principal office is 501 South James M. Campbell Boulevard, Columbia, Tennessee 38402.

     4. The duration of the Corporation is perpetual unless otherwise legally terminated.

     5. The Corporation is a for-profit corporation, the purpose or purposes for which shall be to engage in any and all business permitted by law and regulation, including, without limitation, serving as a bank holding company.

     6. The total number of shares of classes of capital stock which the Corporation has authority to issue is five million (5,000,000), all of which shares shall be shares of common stock, no par value per share. Each share of common stock shall be entitled to one vote per share on all matters to be voted on by the shareholders of the Corporation. Upon dissolution of the Corporation, the holders of the common stock shall be entitled to receive the net assets of the Corporation.

     7. Holders of the common stock of the Corporation shall not be entitled to preemptive rights with respect to any shares of the Corporation which may be issued.

     8. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a Board of Directors consisting of not less than three nor more than twenty-five directors, the exact number of directors to be determined in the manner provided in the Bylaws of the Corporation. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 2005 annual meeting of shareholders, Class I , II, and III directors shall be elected with the Class I directors serving a term of one year, the Class II directors serving a term of two years and the Class III directors serving a term of three years. At each succeeding annual meeting of shareholders beginning with the annual meeting in 2006, successors to the class of directors whose term expires at that annual meeting shall be elected for three year terms. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of shareholders for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

     9. Cumulative voting shall not be permitted for the election of directors of the Corporation or for any other purpose.

     10. To the fullest extent permitted by the Tennessee Business Corporation Act as in effect on the date hereof, and as hereafter amended from time to time, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the Tennessee Business Corporation Act or any successor statute is amended after adoption of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time, or such successor statute. Any repeal or modification of this Article 10 by the shareholders of the Corporation shall not affect adversely any right or protection of a director of the Corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.

     The Corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was a director or officer or is or was serving at the request of the Corporation as a director, officer, employee, agent, or trustee of another corporation or of a partnership, joint venture, trust, employee benefit plan, or other enterprise, including service on a committee formed for any purpose (and, in each case, his or her heirs, executors, and administrators), against all expense, liability, and loss (including counsel fees, judgments, fines, ERISA excise taxes, penalties, and amounts paid in settlement) actually and reasonably incurred or suffered in connection with such action, suit, or proceeding, to the fullest extent permitted by applicable law, as in effect on the date hereof and as hereafter amended. Such indemnification may include advancement of expenses in advance of final disposition of such action, suit, or proceeding, subject to the provision of any applicable statute.

     The indemnification and advancement of expenses provisions of this Article 10 shall not be exclusive of any other right that any person (and his or her heirs, executors, and administrators) may have or hereafter acquire under any statute, this Charter, the Corporation’s Bylaws, resolution adopted by the shareholders, resolution adopted by the Board of Directors, agreement, or insurance, purchased by the Corporation or otherwise, both as to action in his or her official capacity and as to action in another capacity. The Corporation is hereby authorized to provide for indemnification and advancement of expenses through its Bylaws, resolution of shareholders, resolution of the Board of Directors, or agreement, in addition to that provided by this Charter.

     11. The shareholders of the Corporation may remove one (1) or more directors with or without cause. Any or all of the Directors may be removed for cause by a vote of a majority of the entire Board of Directors. A Director may be removed by the shareholders or directors only at a meeting called for that purpose, and the notice of the meeting must state the purpose, or one of the purposes, of the meeting is removal of one (1) or more directors.

     12. The Corporation shall have the power to make Bylaws for the regulation and government of the Corporation, its directors, agents, employees, and officers, and for all other purposes not inconsistent with the Constitution and laws of the State of Tennessee.

     13. No amendment, addition, alteration, change or repeal of this Charter shall be made by the Board of Directors or shareholders of the Corporation, except in the manner consistent with the laws of the State of Tennessee.

[remainder of page intentionally left blank.]

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     The undersigned hereby certifies that the foregoing Amended and Restated Charter of COMMUNITY FIRST, INC. was duly adopted and approved by the Board of Directors and the shareholders of COMMUNITY FIRST, INC.

Dated: April ____, 2005

COMMUNITY FIRST, INC.
By:
Name:	Marc R. Lively
Title:	President and Chief Executive Officer

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Appendix C

2005 Stock Incentive Plan

COMMUNITY FIRST, INC.

2005 STOCK INCENTIVE PLAN

SECTION 1. Purpose; Definitions.

     The purpose of the 2005 Stock Incentive Plan (the “Plan”) is to enable Community First, Inc., a Tennessee corporation (the “Company”), to attract, retain and reward key employees of and consultants to the Company and its Subsidiaries and Affiliates, and directors who are not also employees of the Company, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors stock incentives and/or other equity interests or equity-based incentives in the Company, as well as incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

     For purposes of the Plan, the following terms shall be defined as set forth below:

(a)	“Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Cause” has the meaning provided in Section 5(j) of the Plan.

(d)	“Change in Control” has the meaning provided in Section 9(b) of the Plan.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)	“Common Stock” means the Company’s Common Stock, no par value per share.

(g)	“Committee” means the Compensation Committee of the Board of Directors of the Company.

(h)	“Company” means Community First, Inc., a corporation organized under the laws of the State of Tennessee or any successor corporation.

(i)	“Disability” means disability as determined under the Company’s Group Long Term Disability Insurance Plan.

(j)	“Early Retirement” means retirement, for purposes of this Plan with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

(k)	“Effective Date” has the meaning provided in Section 13 of the Plan.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(m)	“Fair Market Value” means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Board in good faith, the reported closing price of a share of Common Stock on the NASDAQ National Market or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on such market on such date, the average of the closing bid and ask prices so repeated, or if the Common Stock is not then traded on any such exchange or trading market, the fair market value of a share of Common Stock as determined by the Board in good faith. If the Board shall determine Fair Market Value, the board shall consider the most recent available data, including sales or bid and ask prices available on the OTC Bulletin Board, the Pink Sheets or private sales information known to the Company, and, if publicly available market quotations shall not be otherwise available, shall obtain an appropriate third party opinion, evaluation or confirmation of such determination.

(n)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(o)	“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(p)	“Independent Director” means a member of the Board who is an “Independent Director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code, and who satisfies the applicable independence requirements of the listing standards of the National Association of Securities Dealers, Inc.

(q)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r)	“Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

(s)	“Other Stock-Based Award” means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

(t)	“Outside Director” means a member of the Board who is not then (i) an officer or employee of the Company or any Subsidiary or Affiliate of the Company, or (ii) the direct or beneficial owner of five percent (5%) or more of the Common Stock of the Company.

(u)	“Plan” means this 2005 Stock Incentive Plan, as amended from time to time.

(v)	“Restricted Stock” means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

(w)	“Restriction Period” has the meaning provided in Section 7 of the Plan.

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(x)	“Retirement” means Normal or Early Retirement.

(y)	“Section 162(m) Maximum” has the meaning provided in Section 3(b) hereof.

(z)	“Stock Appreciation Right” or “SAR” means the right, pursuant to an award granted under Section 6 below, to receive in cash and/or shares upon exercise the increase in the Fair Market Value of a share of Common Stock above the Fair Market Value (or other price established by the Committee) of a share of Common Stock on the date of grant.

(aa)	“Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

(bb)	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

     The Plan shall be administered by the Committee. If at anytime the Committee shall no longer exist, then the Plan shall be administered by the Board and, for purposes of this Plan, all references herein to the Committee shall mean the Board. Each member of the Committee shall be an Independent Director. The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan shall be reserved to the Board.

     In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

(a)	to select the officers, key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

(c)	to determine the number of shares to be covered by each such award granted hereunder;

(d)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, performance requirement or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common

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     Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 10 hereof;

(e)	to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5, as applicable, instead of Common Stock;

(f)	to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

(g)	to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

(h)	to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

(i)	to impose any holding period required to satisfy Section 16 under the Exchange Act.

     The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. Shares of Common Stock Subject to Plan.

     (a) The maximum number shares of Common Stock that may be issued pursuant to awards under this Plan shall be 225,000 shares, subject to adjustments set forth herein.

     (b) The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan in excess of 100,000 shares of Common Stock in any fiscal year (the “Section 162(m) Maximum”).

     (c) If any shares of Common Stock that have been optioned hereunder cease to be subject to such option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan, so long as the total does not exceed the number specified in 3(a) above.

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     (d) In the event the Committee determines that of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock or other similar corporate transaction affects shares of Common Stock such than an adjustment is determined by the Committee in its sole discretion to be appropriate, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, the Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right.

SECTION 4. Eligibility.

     Officers, other key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 5. Stock Options.

     Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Company or any Subsidiary of the Company.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

     Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 100% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or parent corporations, more than five years) after the date the Option is granted.

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     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

     (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned for at least six months by the optionee. In the case of a Non-Qualified Stock Option, the Committee, in its discretion, at or after grant, may permit optionholders, in lieu of the payment of withholding taxes due, but only to the extent the Company is required to withhold such taxes, to surrender shares subject to purchase without restriction under such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

     (e) Transferability of Options. No Non-Qualified Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as in effect prior to transfer.

     (f) Bonus for Taxes. In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

     (g) Termination by Death. Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive

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Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided, however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) ninety (90) days from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

     (j) Other Termination. Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an

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Incentive Stock Option) after grant, if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of ninety (90) days or the balance of such Stock Option’s term if the involuntary termination is without Cause. For purposes of this Plan, “Cause” means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant’s willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate. If an optionee voluntarily terminates employment with the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of ninety (90) days or the balance of such Stock Option’s term.

     (k) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

         (i) if (x) a participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an “Incentive Stock Option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

        (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

     (l) Buyout Provisions. The Committee may at any time recommend to the Board that the Company offer to buy out (for a payment in cash, Common Stock, or another award under this plan) an Option previously granted, based on such terms and conditions as the Committee shall determine appropriate.

     (m) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the

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date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock.

     (n) Performance and Other Conditions. The Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. The Committee in its discretion may also provide in the option agreement that any such conditional Option shall vest immediately prior to its expiration if the conditions to exercise have not theretofore been satisfied.

SECTION 6. Stock Appreciation Rights.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted on such terms as shall be consistent with the Plan. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

        (i) SARs shall be exercisable only at such time or times during such periods and for such number of SARs as shall be determined by the Committee, provided that no SAR may be exercised more than 10 years after the date of grant, and any SAR may be subject to earlier termination, cancellation or expiration as provided in the Plan.

        (ii) Upon the exercise of a SAR, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock with a Fair Market Value equal in value to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the Fair Market Value per share of Common Stock on the date of grant, or such other price per share as the Committee shall determine, multiplied by the number of SARs which shall have been exercised, with the Committee having the right to determine the form of payment at or after grant.

        (iii) Stock Appreciation Rights shall be transferable only to the extent that Stock Options would be transferable under Section 5(e) of the Plan.

        (iv) The Committee may condition the exercise of any Stock Appreciation Right upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion.

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SECTION 7. Restricted Stock.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

        (i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

        (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing an award agreement and paying whatever price (if any) is required under Section 7(b)(i).

        (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock or such shares may be held in an uncertificated book account by the Company’s transfer agent. Shares shall be registered in the name of such participant, and in the case of a stock certificate, such certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

        (iv) The Committee shall require that the stock certificates or book entry accounts evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

        (i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole

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or in part, based on service, performance, or such other factors or criteria as the Committee may determine in its sole discretion.

        (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

        (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

        (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 8. Other Stock-Based Awards.

     (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

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     (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 8 shall be subject to the following terms and conditions:

        (i) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 8 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

        (ii) Any award under Section 8 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

        (iii) In the event of the participant’s Retirement, Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 8.

        (iv) Each award under this Section 8 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and the participant.

SECTION 9. Change in Control Provisions.

     (a) Impact of Event. The Committee may determine, at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), that in the event of a “Change in Control” as defined in Section 9(b), the following acceleration provisions shall apply:

        (i) any Stock Appreciation Rights or any Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

        (ii) the restrictions applicable to any Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested; and

        (iii) the Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

     (b) Definition of Change in Control. For purposes of Section 9(a), a “Change in Control” means the happening of any of the following:

        (i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 25% or more of the combined

12

voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or other than transactions which are approved by a majority of the Board);

        (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transactions are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

        (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

SECTION 10. Amendments and Termination.

     The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Company’s shareholders, no amendment or alteration may be made which would (a) except as a result of the provisions of Section 3(d) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of any market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock or Other Stock-Based Award theretofore granted, without the participant’s consent.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

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SECTION 11. Unfunded Status of Plan.

     The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION 12. General Provisions.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

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     (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

     (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 13. Effective Date of Plan.

     The Plan shall be effective upon approval by the Board and by the affirmative vote of a majority of the shares of the Company’s Common Stock entitled to vote.

SECTION 14. Term of Plan.

     No Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may extend or be extended beyond that date.

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PROXY CARD
REVOCABLE PROXY

COMMUNITY FIRST, INC.

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 26, 2005.

     The undersigned, having received the Notice of Shareholders Meeting and the Proxy Statement dated April 8, 2005, appoints MARC R. LIVELY and DIANNE SCROGGINS and each of them proxies with full power of substitution and revocation, to represent the undersigned and to vote all shares of Common Stock of Community First, Inc. (the “Company”) which the undersigned is entitled to vote at the Shareholders Meeting to be held on Tuesday, April 26, 2005, beginning at 4:00 p.m. local time, at the new operation center, 501 S. James M. Campbell Boulevard, Columbia, Tennessee 38401, and any adjournment(s) thereof, as specified in this Proxy:

1.	Election of Directors

FOR ALL OF THE NOMINEES _______

WITHHOLD AUTHORITY FOR ALL OF THE NOMINEES _______

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, STRIKE A LINE THROUGH HIS OR HER NAME IN THE LIST BELOW:

Class I Directors	Class II Directors	Class III Directors

Randy Maxwell H. Allen Pressnell, Jr. Dinah C. Vire	Fred C. White Roger Witherow Bernard Childress Stephen Walker	Marc R. Lively Eslick E. Daniel, M.D. Vasant Hari

2.	To amend and restate the Company’s Charter to, among other things, increase the number of authorized shares of common stock from 1,500,000 to 5,000,000, change the par value of the Company’s common stock to no par value per share and create a staggered Board of Directors.

FOR _________

AGAINST _________

ABSTAIN _________

3.	To adopt the Community First, Inc. 2005 Stock Incentive Plan.

FOR _________

AGAINST _________

ABSTAIN _________

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting.

     The Board of Directors recommends affirmative votes for Items 1, 2 and 3, and IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

     The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ANY SHAREHOLDER DESIRING TO REVOKE HIS OR HER PROXY AND VOTE IN PERSON AT THE SHAREHOLDERS MEETING ARRIVE AT THE MEETING LOCATION BY 3:00 P.M. LOCAL TIME TO FACILITATE CONFIRMATION OF NUMBER OF SHARES ELIGIBLE TO VOTE.

DATED: , 2005 Signature Signature if held jointly Please print or type your name

PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.

☐	Please mark here if you plan to attend the Shareholders Meeting.

Please return your signed Proxy to: Community First, Inc. 501 South James M. Campbell Boulevard Columbia, Tennessee 38401 Attn: Dianne Scroggins